UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): FEBRUARY 5, 2001


                      Commission File Number 001-13913


                       WADDELL & REED FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)


        DELAWARE                                    51-0261715
(State or other jurisdiction                       (IRS Employer
       of incorporation)                           Identification No.)


                             6300 LAMAR AVENUE
                           OVERLAND PARK, KANSAS
                                   66202
                  (Address of principal executive offices)
                                 (Zip Code)

                               (913) 236-2000
            (Registrant's telephone number including area code)

                               Not Applicable
       (Former name or former address, if changed since last report)




Item 5.   Other Events.

          On January 18, 2001, Waddell & Reed Financial, Inc. (the "Registrant") completed its sale of $200,000,000 aggregate principal amount of the Registrant's 7.50 % Notes due January 18, 2006 under an effective registration statement filed with the Securities and Exchange Commission. This current report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such sale.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits in accordance with the provisions of Item 601 of Regulation S-K.


        EXHIBIT NO.          EXHIBIT DESCRIPTION
        -----------          -------------------

        1.1 Purchase Agreement dated January 12, 2001 between the Registrant and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Morgan Stanley & Co. Incorporated, and Stephens Inc.

        4.1(a) Indenture dated as of January 18, 2001 between the Registrant and Chase Manhattan Trust Company, National Association.

        4.1(b) First Supplemental Indenture dated as of January 18, 2001 between Registrant and Chase Manhattan Trust Company, National Association.

        4.2 Form of the 7.50% notes due January 18, 2006 (included in Exhibit 4.1(b) above as Exhibit A thereto).

        5.1                  Opinion of Skadden, Arps, Slate, Meagher &
                             Flom LLP as to the legality of the securities to be issued by the Registrant.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WADDELL & REED FINANCIAL, INC.


                                    By:  /s/ John E. Sundeen, Jr.
                                    ----------------------------------
                                    Name:    John E. Sundeen, Jr.
                                    Title:   Senior Vice President,
                                             Chief Financial Officer
                                             and Treasurer


Date:  February 5, 2001



                             INDEX TO EXHIBITS


EXHIBIT NO.       EXHIBIT DESCRIPTION

1.1 Purchase Agreement dated January 12, 2001 between the Registrant and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Morgan Stanley & Co. Incorporated, and
                  Stephens Inc.

4.1(a) Indenture dated as of January 18, 2001 between the Registrant and Chase Manhattan Trust Company,
                  National Association.

4.1(b) First Supplemental Indenture dated as of January 18, 2001 between Registrant and Chase Manhattan Trust
                  Company, National Association.

4.2 Form of the 7.50% notes due January 18, 2006 (included in Exhibit 4.1(b) above as Exhibit A thereto).

5.1               Opinion of Skadden, Arps, Slate, Meagher & Flom
                  LLP as to the legality of the securities to be issued by the Registrant.